UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2008

Black Gaming, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10777 W Twain Ave, Las Vegas, Nevada	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 318-6888

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(11-06)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.	1 of 4

SECTION 2 — FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On April 9, 2008, Black Gaming, LLC held a conference call regarding its financial results for the three months and the year ended December 31, 2007 and other financial information. A replay of the call is available through April 16, 2008 until 2:00 PM (EST) at (800) 633-8284 using the reservation number 21380101. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.

SECTION 7 — REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 of this report, which disclosure is incorporated into this Item 7.01 by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	– Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Name
Exhibit 99.1	Conference Call Transcript dated April 9, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: April 10, 2008	By:	/s/ Sean P. McKay

Sean P. McKay
	Its:	Chief Accounting Officer

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EXHIBIT INDEX

Exhibit	Name
Exhibit 99.1	Conference Call Transcript dated April 9, 2008

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